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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JUNE 19, 2002



                             3DFX INTERACTIVE, INC.
               (Exact name of registrant as specified in charter)


         CALIFORNIA                   000-22651               77-0390421
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)



                                 P. O. BOX 60486
                           PALO ALTO, CALIFORNIA 94306
                    (Address of principal executive offices)

                                 (408) 935-4400
              (Registrant's telephone number, including area code)



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Item 5. Other Events.

         On June 14, 2002, 3dfx Interactive, Inc., a California corporation ("3dfx"), filed a Notification of Late Filing on Form 12b-25 relating to its Quarterly Report on Form 10-Q for the quarter ended April 30, 2002. 3dfx was unable to file the Form 10-Q within 5 days from the prescribed due date as 3dfx encountered unanticipated accounting issues in completing its financial statements. Management is working diligently to complete the Form 10-Q for filing with the Securities and Exchange Commission as soon as reasonably practicable.

         Because of its failure to timely file its Form 10-Q, 3dfx does not meet the "adequate current public information" requirement contained in Rule 144(c) promulgated under the Securities Act of 1933, as amended, and some of 3dfx's shareholders may not rely on Rule 144 or 145 for the resale of shares of common stock until 3dfx files the Form 10-Q.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 21, 2002

                                           3DFX INTERACTIVE, INC.


                                           By: /s/  Richard A. Heddleson
                                               ---------------------------------
                                               Richard A. Heddleson
                                               Chief Financial Officer






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